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                                                                  EXHIBIT 10.4.d


                             MODIFICATION AGREEMENT

         This Modification Agreement (herein so called), is entered into effective as of the 28th day of May, 1998, by and among ALLIED MORTGAGE CORPORATION, a Texas corporation (the "Company"), ALLIED MORTGAGE CAPITAL CORPORATION, a Texas corporation ("Capital") (the Company and Capital being called collectively the "Borrowers" and individually, a "Borrower"), JIM C. HODGE ("Guarantor"), and COASTAL BANC ssb ("Lender"). Capitalized terms used but not defined herein have the meanings assigned to them in that certain Loan Agreement dated effective as of April 30, 1996, by and among the Borrowers and Lender, as amended by those certain Modification Agreements dated February 18, 1997, May 30, 1997, September 8, 1997, October 31, 1997, January 8, 1998,
February 1, 1998, and April 2, 1998, respectively, among the Borrower, Guarantor and Lender ("Credit Agreement").

         Section 1. Recitals. Borrowers, Guarantor, and Lender desire to amend certain provisions of the Credit Agreement. Therefore, Borrowers, Guarantor and Lender hereby agree as follows, intending to be legally bound:

         Section 2. Amendments. The Credit Agreement is hereby amended as follows:

                  (a) The definition of "Commitment Limit" in Section 1.2 of the Credit Agreement is hereby deleted in its entirety therefrom and the following is substituted in lieu thereof:

                        ""Commitment Limit" means, at the time of any
                  determination, the lesser of (a) the Legal Loan Limit or (b) $23,000,000.00."

                  (b) Section 2.16 Discretionary Advances. of the Credit Agreement is hereby deleted in its entirety from the Credit Agreement for all purposes.

                  (c) Section 7.17 Limitation of Liability. of the Credit Agreement is hereby deleted in its entirety from the Credit Agreement for all purposes. The Borrowers are and shall be jointly and severally liable for the payment and performance of all Obligations of Borrowers.

                  (d) The Revolving Credit Note ("Credit Note") dated May 28, 1998, in the original principal sum of $23,000,000.00 executed by Borrowers payable to the order of Lender is given in renewal and extension of the Revolving Credit Note dated April 2, 1998, in the original principal sum of $20,900,000.00 executed by Borrowers payable to the order of Lender and not in novation or discharge thereof. The definition of the term "Note" in the Credit Agreement is hereby amended to mean the Credit Note and all renewals, extensions, modifications, increases, rearrangements, and replacements thereof.


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                  (e) The definition of "Net Worth" in Section 1.2 of the Credit
         Agreement is hereby deleted in its entirety therefrom and the following is substituted in lieu thereof:

                           ""Net Worth" means, with respect to any Person at any
                  date, the sum of the total shareholders' equity in such Person (including capital stock, additional paid-in capital, and retained earnings, but excluding treasury stock, if any), on a consolidated basis; less the aggregate book value of all intangible assets of such Person (as determined in accordance with GAAP), including without limitation, goodwill, trademarks, trade names, service marks, copyrights, patents, licenses, franchises, and servicing rights, each to be determined in accordance with GAAP; provided that, for purposes of this Agreement, there shall be excluded from total assets, advances or loans to shareholders, officers or Affiliates, investments in Affiliates, assets pledged to secure any liabilities not included in the debt of such Person and those other assets which would be deemed by HUD to be non-acceptable in calculating adjusted net worth in accordance with its requirements in the Audit Guide for Audit of Approved Non-Supervised Mortgagees", as in effect as of such date."

                  (f) The following definition of "Legal Loan Limit" is hereby added to Section 1.2 of the Credit Agreement for all purposes:

                           ""Legal Loan Limit", for any day, means the maximum
                  amount the Lender is permitted to lend to the Borrowers on that day under applicable Governmental Requirements."

                  (g) The following Section 4.13 Year 2000 Compliance. is hereby added to the end of Article 4: Covenants of the Credit Agreement for all purposes:

                           "Section 4.13. Year 2000 Compliance. Borrowers shall
                  ensure that the following are Year 2000 Compliant in a timely manner, but in no event later than December 31, 1999: (a) the Collateral; (b) each Borrower itself; and (c) any other major commercial properties and entities in which any Borrower holds a controlling interest. Borrowers shall further make reasonable inquiries of and request reasonable validation that each of the following are similarly Year 2000 Compliant: (i) all major entities from which any Borrower receives payments; and (y) all major contractors, suppliers, service providers, and vendors of any Borrower. As used in this paragraph, "major" shall mean properties or entities the failure of which to be Year 2000 Compliant would have a material adverse economic impact upon any Borrower. The term "Year 2000 Compliant" shall mean, in regard to any property or entity, that all software, hardware, equipment, goods or systems


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                  utilized by or material to the physical operations, business operations, or financial reporting of such property or entity (collectively, the "Systems") will properly perform date sensitive functions before, during, and after the year 2000, In furtherance of this covenant, Borrowers shall, in addition to any other necessary actions perform a comprehensive review and assessment of all Systems of each Borrower and the Collateral, and shall adopt a detailed plan, with itemized budget, for the testing, remediation, and monitoring of such Systems. Borrowers shall, within twenty (20) calendar days after the end of each calendar quarter, provide to Lender such certifications or other evidence of Borrowers' compliance with the terms of this paragraph as Lender may from time to time reasonably require."

                  (h) Section 5.14 Warehouse Borrowings to Net Worth Ratio of the Credit Agreement is hereby deleted in is entirety therefrom and the following is substituted in lieu thereof:

                           "Section 5.14 Warehouse Borrowings to Net Worth
                  Ratio. Borrowers shall not permit at any time the ratio of their combined Warehouse Borrowings to their combined Net Worth to exceed 20.0 to 1.0, computed as of the end of each calendar month."

                  (i) Section 5.13 Net Worth of the Credit Agreement is hereby deleted in is entirety therefrom and the following is substituted in lieu thereof:

                           "Section 5.13 Net Worth. Borrowers will maintain a
                  combined positive Net Worth of not less than (a) $1,150,000.00 from the date hereof through and including August 31, 1998 and (b) $1,200,000.00 from September 1, 1998 and thereafter."

                  (j) The definition of "Termination Date" in Section 1.2 of the Credit Agreement is hereby deleted in its entirety therefrom and the following is substituted in lieu thereof:

                           "'Termination Date' means the earlier to occur of (i)
                  May 31, 1999 or (ii) the date that the Commitment is canceled or terminated in accordance with this Agreement."

         Section 3. Representations. Borrowers represent and warrant that all of the representations and warranties contained in the Credit Agreement and all instruments and documents executed pursuant thereto or contemplated thereby are true and correct in all material respects on and as of this date.

         Section 4. Continued Force and Effect. Except as specifically amended herein, all of the terms and conditions of the Credit Agreement and all other Loan Documents are and remain in full force and effect in accordance with their respective terms. All of the terms used herein have the


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same meanings as set out in the Credit Agreement, unless amended hereby or unless the context clearly requires otherwise. References in the Credit Agreement to the "Agreement," the "Loan Agreement," "hereof," "herein" and words of similar import shall be deemed to be references to the Credit Agreement as amended through the date hereof. Any reference in the other Loan Documents to the "Agreement", the "Line of Credit Agreement", "Warehouse Agreement", or the "Loan Agreement" shall be deemed to be references to the Credit Agreement as amended through the date hereof. Any reference in the Credit Agreement, this Modification Agreement, or the other Loan Documents to the "Note" shall be deemed references to the Note.

          Section 5. ADDITIONAL REPRESENTATIONS. Except as otherwise specified herein, the terms and provisions hereof shall in no manner impair, limit, restrict or otherwise affect the obligations of Borrowers, Guarantor, or any third party to Lender, as evidenced by the Loan Documents. Borrowers and Guarantor hereby acknowledge, agree, and represent that (i) Borrowers are indebted to Lender pursuant to the terms of the Note; (ii) the liens, security interests and assignments created and evidenced by the Loan Documents are, respectively, first, prior, valid and subsisting liens, security interests and assignments against the Collateral and secure all indebtedness and obligations of Borrowers to Lender under the Note, the Credit Agreement, all other Loan Documents, as modified herein; (iii) there are no claims or offsets against, or defenses or counterclaims to, the terms or provisions of the Loan Documents, and the other obligations created or evidenced by the Loan Documents; (iv) neither the Borrowers nor the Guarantor have any claims, offsets, defenses or counterclaims arising from any of the Lender's acts or omissions with respect to the Loan Documents, or the Lender's performance under the Loan Documents; (v) the representations and warranties contained in the Loan Documents are true and correct representations and warranties of Borrowers, as of the date hereof; (vi) Borrowers promise to pay to the order of Lender the indebtedness evidenced by the Note according to the terms thereof; and (vii) Lender is not in default and no event has occurred which, with the passage of time, giving of notice, or both, would constitute a default by Lender of Lender's obligations under the terms and provisions of the Loan Documents. IN CONSIDERATION OF THE MODIFICATION OF CERTAIN PROVISIONS OF THE LOAN DOCUMENTS, ALL AS HEREIN PROVIDED, AND THE OTHER BENEFITS RECEIVED BY BORROWERS AND GUARANTOR HEREUNDER, BORROWERS AND GUARANTOR HEREBY RELEASE, RELINQUISH AND FOREVER DISCHARGE LENDER, ITS PREDECESSORS, SUCCESSORS, ASSIGNS, SHAREHOLDERS, PRINCIPALS, PARENTS, SUBSIDIARIES, AGENTS, OFFICERS, DIRECTORS, EMPLOYEES, ATTORNEYS AND REPRESENTATIVES (COLLECTIVELY, THE "LENDER RELEASED PARTIES"), OF AND FROM ANY AND ALL CLAIMS, DEMANDS, ACTIONS AND CAUSES OF ACTION OF ANY AND EVERY KIND OR CHARACTER, WHETHER KNOWN OR UNKNOWN, PRESENT OR FUTURE, WHICH BORROWERS AND GUARANTOR, OR ANY ONE OR MORE OF THEM, HAVE, OR MAY HAVE AGAINST LENDER RELEASED PARTIES, ARISING OUT OF OR WITH RESPECT TO ANY AND ALL TRANSACTIONS RELATING TO THE CREDIT AGREEMENT, AND THE OTHER LOAN DOCUMENTS OCCURRING PRIOR TO THE DATE HEREOF, INCLUDING ANY OTHER LOSS, EXPENSE AND/OR DETRIMENT, OF ANY KIND OR CHARACTER, GROWING OUT OF OR IN ANY WAY CONNECTED WITH OR IN ANY WAY RESULTING FROM THE ACTS, ACTIONS OR OMISSIONS OF THE LENDER RELEASED PARTIES, AND INCLUDING ANY LOSS, COST OR DAMAGE IN CONNECTION WITH ANY BREACH OF FIDUCIARY DUTY, BREACH OF ANY DUTY OF FAIR DEALING, BREACH OF COMPETENCE, BREACH OF FUNDING COMMITMENT, UNDUE INFLUENCE, DURESS, ECONOMIC COERCION, CONFLICT OF INTEREST, NEGLIGENCE, BAD FAITH, MALPRACTICE, VIOLATIONS OF THE RACKETEER INFLUENCE AND CORRUPT ORGANIZATIONS ACT, INTENTIONAL OR NEGLIGENT INFLICTION OF EMOTIONAL OR MENTAL DISTRESS, TORTIOUS INTERFERENCE WITH CORPORATE GOVERNMENTS OR PROSPECTIVE BUSINESS


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ADVANTAGE, TORTIOUS INTERFERENCE WITH CONTRACTUAL RELATIONS, BREACH OF CONTRACT,
DECEPTIVE TRADE PRACTICES, LIBEL, SLANDER, CONSPIRACY, THE CHARGING, CONTRACTING FOR, TAKING, RESERVING, COLLECTING OR RECEIVING OF INTEREST IN EXCESS OF THE HIGHEST LAWFUL RATE APPLICABLE TO THE LOAN DOCUMENTS (I.E., USURY), ANY VIOLATIONS OF FEDERAL OR STATE LAW, ANY VIOLATIONS OF FEDERAL OR STATE BANKING RULES, LAWS OR REGULATIONS, INCLUDING, BUT NOT LIMITED TO, ANY VIOLATIONS OF REGULATION B, EQUAL CREDIT OPPORTUNITY, BANK TYING ACT CLAIMS, ANY VIOLATION OF THE TEXAS FREE ENTERPRISE ANTITRUST ACT OR ANY VIOLATION OF FEDERAL ANTITRUST ACTS. GUARANTOR (i) CONSENTS TO THE TERMS AND PROVISIONS OF THIS MODIFICATION AGREEMENT, (ii) RATIFIES AND CONFIRMS HIS GUARANTY IS IN FULL FORCE AND EFFECT
IN ACCORDANCE WITH ITS TERMS, AND (iii) ACKNOWLEDGES THAT THE GUARANTY AND ALL OTHER GUARANTY AGREEMENTS OF THE GUARANTOR EXECUTED IN CONNECTION WITH THE
CREDIT AGREEMENT ARE NOT SUBJECT TO ANY CLAIMS, OFFSETS, DEFENSES, OR COUNTERCLAIMS OF ANY NATURE WHATSOEVER.

         Section 6. Severability. In the event any one or more provisions contained in the Credit Agreement or this Modification Agreement should be held to be invalid, illegal or unenforceable in any respect, the validity, enforceability and legality of the remaining provisions contained herein and therein shall not be affected in any way or impaired thereby and shall be enforceable in accordance with their respective terms.

         Section 7. Expenses. Borrowers agree to pay all out-of-pocket costs and expenses of Lender in connection with the preparation, operation, administration and enforcement of this Modification Agreement.

         Section 8. Acknowledgment. Except as amended hereby, Borrowers ratify and confirm that the Security Instruments and all other Loan Documents are and remain in full force and effect in accordance with their respective terms and that all Collateral is unimpaired by this Modification Agreement and secures the payment and performance of all indebtedness and obligations of Borrowers under the Note, the Credit Agreement, and all other Loan Documents, as modified hereby. Each of the undersigned officers of Borrowers executing this Modification Agreement represents and warrants that he has full power and authority to execute and deliver this Modification Agreement on behalf of Borrowers that such execution and delivery has been duly authorized and that the resolutions and affidavits previously delivered to Lender, in connection with the execution and delivery of the Credit Agreement, are and remain in full force and effect and have not been altered, amended or repealed in anywise.

         Section 9. No Waiver. Borrowers agree that no Event of Default and no Default has been waived or remedied by the execution of this Modification Agreement by Lender, and any such Default or Event of Default heretofore arising and currently continuing shall continue after the execution and delivery hereof.

         Section 10. Governing Law. This Modification Agreement shall be governed by and construed in accordance with the laws of the State of Texas and, to the extent applicable, by federal law.


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         Section 11. Counterparts. This Modification Agreement may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

         Section 12. NO ORAL AGREEMENTS. THIS WRITTEN MODIFICATION AGREEMENT, THE CREDIT AGREEMENT, THE NOTE, THE GUARANTY, AND THE OTHER LOAN DOCUMENTS, AS MODIFIED HEREBY, REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR ORAL AGREEMENTS OF THE PARTIES.

         THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

         EXECUTED and effective as of the dates first written above.


                                        BORROWERS:

                                        ALLIED MORTGAGE CORPORATION,
                                        a Texas corporation


                                        By: /s/ JIM C. HODGE
                                            ------------------------------------
                                            JIM C. HODGE, President


                                        ALLIED MORTGAGE CAPITAL CORPORATION,
                                        a Texas corporation


                                        By: /s/ JIM C. HODGE
                                            ------------------------------------
                                            JIM C. HODGE, Vice President


                                        GUARANTOR:


                                        /s/ JIM C. HODGE
                                        ----------------------------------------
                                        JIM C. HODGE


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                                        LENDER:

                                        COASTAL BANC ssb


                                        By: /s/ DON MACH
                                            ------------------------------------
                                            DON MACH, Vice President


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                         [COASTAL BANC ssb LETTERHEAD]


June 16, 1998

Mr. Jim Hodge
Allied Mortgage Corporation
10601 Grant Road, Suite 211
Houston, TX 77070


Dear Jim:


Coastal Banc, ssb has approved a temporary increase in the Subprime sublimit under the existing $23MM warehouse line of credit. The modification will increase the Subprime sublimit from $6MM to $7MM effective immediately. However, please keep in mind that the increase is only temporary and will expire September 30, 1998. At that time the Subprime sublimit will go back to $6MM.

We are pleased to be able to provide additional funding to Allied under the Subprime sublimit. Our decision is based upon the proactive approach you are taking in providing additional training and tracking tools for the closing and shipping departments. We wish you continued success and look forward to assisting you with another record year.

Best Regards,

/s/ DON MACH

Don Mach
Vice President